Exhibit 99.1

FOR IMMEDIATE RELEASE

Cogent Contacts:
For Public Relations:	For Investor Relations:
Jocelyn Johnson	John Chang
+ 1 (202) 295-4299	+ 1 (202) 295-4212
jajohnson@cogentco.com	investor.relations@cogentco.com

Cogent Communications Reports Third Quarter 2018 Results
and Increases Regular Quarterly Dividend on Common Stock

Financial and Business Highlights

•                  Cogent approves a 3.7% increase of $0.02 per share to its regular quarterly dividend to $0.56 per share  — the twenty-fifth consecutive quarterly dividend increase

•                  Service revenue, on a constant currency basis, increased by 1.1% from Q2 2018 to Q3 2018 and increased from Q3 2017 to Q3 2018 by 6.2%

•                  Service revenue increased by 0.7% from Q2 2018 to Q3 2018 to $130.1 million and increased from Q3 2017 to Q3 2018 by 5.8%

•                  EBITDA margin increased by 60 basis points from Q2 2018 to 36.1% and increased by 340 basis points from Q3 2017

•                  EBITDA increased by 2.2% from Q2 2018 to Q3 2018 to $46.9 million and increased from Q3 2017 to Q3 2018 by 16.7%

•                  GAAP gross profit increased by 10.0% from Q3 2017 to $55.2 million for Q3 2018 and GAAP gross margin increased by 160 basis points from Q3 2017 to Q3 2018

•                  Cash flow from operations increased by 1.5% from Q2 2018 to Q3 2018 to $31.7 million and increased from Q3 2017 to Q3 2018 by 10.3%

[WASHINGTON, D.C. November 1, 2018] Cogent Communications Holdings, Inc. (NASDAQ: CCOI) today announced service revenue of $130.1 million for the three months ended September 30, 2018, an increase of 5.8% from the three months ended September 30, 2017 and an increase of 0.7% from the three months ended June 30, 2018. Foreign exchange negatively impacted service revenue growth from the three months ended June 30, 2018 to the three months ended September 30, 2018 by $0.6 million and negatively impacted service revenue growth from the three months ended September 30, 2017 to the three months ended September 30, 2018 by $0.4 million.  On a constant currency basis, service revenue grew by 1.1% from the three months ended June 30, 2018 to the three months ended September 30, 2018 and grew by 6.2% from the three months ended September 30, 2017 to the three months ended September 30, 2018.

On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent facilities. On-net revenue was $93.8 million for the three months ended September 30, 2018; an increase of 0.8% from the three months ended June 30, 2018 and an increase of 6.7% over the three months ended September 30, 2017.

Off-net customers are located in buildings directly connected to Cogent’s network using other carriers’ facilities and services to provide the last mile portion of the link from the customers’ premises to Cogent’s network. Off-net revenue was $36.2 million for the three months ended September 30, 2018; an increase of 0.3% from the three months ended June 30, 2018 and an increase of 3.8% over the three months ended September 30, 2017.

GAAP gross profit is defined as total service revenue less network operations expense, depreciation and amortization and equity based compensation included in network operations expense.  GAAP gross margin is defined as GAAP gross profit divided by total service revenue. GAAP gross profit increased by 10.0% from the three months ended September 30, 2017 to $55.2 million for the three months ended September 30, 2018 and increased by 1.0% from the three months ended June 30, 2018. GAAP gross margin was 42.5% for the three months ended September 30, 2018, 40.9% for the three months ended September 30, 2017 and 42.3% for the three months ended June 30, 2018.  Excise taxes, including Universal Service Fund fees, recorded on a gross basis and included in service revenue and cost of network operations expense were $3.0 million for the three months ended September 30, 2018, $3.1 million for the three months ended June 30, 2018 and $2.7 million for the three months ended September 30, 2017.

Non-GAAP gross profit represents service revenue less network operations expense, excluding equity-based compensation and amounts shown separately (depreciation and amortization expense). Non-GAAP gross margin is defined as non-GAAP gross profit divided by total service revenue.  Non-GAAP gross profit increased by 8.9% from the three months ended September 30, 2017 to $75.8 million for the three months ended September 30, 2018 and increased by 0.8% from the three months ended June 30, 2018. Non-GAAP gross profit margin was 58.2% for the three months ended September 30, 2018, 56.6% for the three months ended September 30, 2017 and 58.1% for the three months ended June 30, 2018.

Cash flow from operating activities increased by 10.3% from the three months ended September 30, 2017 to $31.7 million for the three months ended September 30, 2018 and increased by 1.5% from the three months ended June 30, 2018.

Earnings before interest, taxes, depreciation and amortization (EBITDA) increased by 16.7% from the three months ended September 30, 2017 to $46.9 million for the three months ended September 30, 2018 and increased by 2.2% from the three months ended June 30, 2018. EBITDA margin was 36.1% for the three months ended September 30, 2018, 32.7% for the three months ended September 30, 2017 and 35.5% for the three months ended June 30, 2018.

EBITDA, as adjusted, increased by 16.6% from the three months ended September 30, 2017 to $47.4 million for the three months ended September 30, 2018 and increased by 2.3% from the three months ended June 30, 2018. EBITDA, as adjusted, margin was 36.4% for the three months ended September 30, 2018, 33.0% for the three months ended September 30, 2017 and 35.8% for the three months ended June 30, 2018.

Basic net income per share was $0.18 for the three months ended September 30, 2018, $0.08 for the three months ended September 30, 2017 and $0.15 for the three months ended June 30, 2018. Diluted net income per share was $0.18 for the three months ended September 30, 2018, $0.08 for the three months ended September 30, 2017 and $0.14 for the three months ended June 30, 2018.

Total customer connections increased by 12.9% from September 30, 2017 to 78,375 as of September 30, 2018 and increased by 2.9% from June 30, 2018. On-net customer connections increased by 13.5% from September 30, 2017 to 67,370 as of September 30, 2018 and increased by 3.0% from June 30, 2018. Off-net customer connections increased by 10.0% from September 30, 2017 to 10,698 as of September 30, 2018 and increased by 2.1% from June 30, 2018.

The number of on-net buildings increased by 163 on-net buildings from September 30, 2017 to 2,635 on-net buildings as of September 30, 2018 and increased by 36 on-net buildings from June 30, 2018.

Quarterly Dividend Increase Approved

On October 31, 2018, Cogent’s board approved a regular quarterly dividend of $0.56 per common share payable on November 30, 2018 to shareholders of record on November 16, 2018. This fourth quarter 2018 regular dividend represents a 3.7% increase of $0.02 per share from the third quarter 2018 regular dividend of $0.54 per share.

The payment of any future dividends and any other returns of capital will be at the discretion of Cogent’s board of directors and may be reduced, eliminated or increased and will be dependent upon Cogent’s financial position, results of operations, available cash, cash flow, capital requirements, limitations under Cogent’s debt indenture agreements and other factors deemed relevant by Cogent’s board of directors.

Conference Call and Website Information

Cogent will host a conference call with financial analysts at 8:30 a.m. (ET) on November 1, 2018 to discuss Cogent’s operating results for the third quarter of 2018 and to discuss Cogent’s expectations for full year 2018. Investors and other interested parties may access a live audio webcast of the earnings call in the “Events” section of Cogent’s website at www.cogentco.com/events. A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications

Cogent Communications (NASDAQ: CCOI) is a multinational, Tier 1 facilities-based ISP.  Cogent specializes in providing businesses with high speed Internet access, Ethernet transport, and colocation services. Cogent’s facilities-based, all-optical IP network backbone provides services in over 195 markets globally.

Cogent Communications is headquartered at 2450 N Street, NW, Washington, D.C. 20037. For more information, visit www.cogentco.com. Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

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COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

Summary of Financial and Operational Results

Metric ($ in 000’s, except share and per share data) — unaudited	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
On-Net revenue	$83,586	$85,586	$87,898	$89,374	$92,387	$93,026	$93,790
% Change from previous Qtr.	0.1%	2.4%	2.7%	1.7%	3.4%	0.7%	0.8%
Off-Net revenue	$33,386	$33,980	$34,865	$35,662	$36,144	$36,107	$36,202
% Change from previous Qtr.	4.8%	1.8%	2.6%	2.3%	1.4%	-0.1%	0.3%
Non-Core revenue (1)	$231	$211	$206	$190	$175	$163	$147
% Change from previous Qtr.	3.1%	-8.7%	-2.4%	-7.8%	-7.9%	-6.9%	-9.8%
Service revenue — total	$117,203	$119,777	$122,969	$125,226	$128,706	$129,296	$130,139
% Change from previous Qtr.	1.4%	2.2%	2.7%	1.8%	2.8%	0.5%	0.7%
Constant currency total revenue quarterly growth rate — sequential quarters (4)	1.6%	1.7%	1.2%	1.8%	2.0%	1.1%	1.1%
Constant currency total revenue quarterly growth rate — year over year quarters (4)	8.7%	9.6%	7.7%	6.6%	7.0%	6.3%	6.2%
Network operations expenses (2)	$50,551	$50,974	$53,405	$53,745	$54,686	$54,147	$54,365
% Change from previous Qtr.	1.2%	0.8%	4.8%	0.6%	1.8%	-1.0%	0.4%
GAAP gross profit (3)	$48,003	$49,765	$50,238	$51,964	$54,043	$54,701	$55,248
% Change from previous Qtr.	5.7%	3.7%	1.0%	3.4%	4.0%	1.2%	1.0%
GAAP gross margin (3)	41.0%	41.5%	40.9%	41.5%	42.0%	42.3%	42.5%
Non-GAAP gross profit (4) (6)	$66,652	$68,803	$69,564	$71,481	$74,020	$75,149	$75,774
% Change from previous Qtr.	1.5%	3.2%	1.1%	2.8%	3.6%	1.5%	0.8%
Non-GAAP gross margin (4) (6)	56.9%	57.4%	56.6%	57.1%	57.5%	58.1%	58.2%
Selling, general and administrative expenses (5)	$28,925	$28,704	$29,360	$28,238	$29,928	$29,241	$28,838
% Change from previous Qtr.	1.2%	-0.8%	2.3%	-3.8%	6.0%	-2.3%	-1.4%
Depreciation and amortization expense	$18,538	$18,897	$19,147	$19,344	$19,788	$20,216	$20,276
% Change from previous Qtr.	-7.6%	1.9%	1.3%	1.0%	2.3%	2.2%	0.3%

Equity-based compensation expense	$2,647	$3,225	$3,734	$3,684	$3,784	$4,695	$4,821
% Change from previous Qtr.	-8.0%	21.8%	15.8%	-1.3%	2.7%	24.1%	2.7%
Operating income	$18,666	$19,000	$17,891	$20,534	$20,637	$21,354	$22,255
% Change from previous Qtr.	26.2%	1.8%	-5.8%	14.8%	0.5%	3.5%	4.2%
Interest expense	$11,891	$12,090	$12,266	$12,222	$12,408	$12,373	$12,767
% Change from previous Qtr.	12.2%	1.7%	1.5%	-0.4%	1.5%	-0.3%	3.2%
Net income (loss)	$4,136	$4,317	$3,650	$(6,227)	$6,784	$6,552	$8,231
Basic net income (loss) per common share	$0.09	$0.10	$0.08	$(0.14)	$0.15	$0.15	$0.18
Diluted net income (loss) per common share	$0.09	$0.10	$0.08	$(0.14)	$0.15	$0.14	$0.18
Weighted average common shares — basic	44,649,645	44,717,372	44,767,163	44,844,469	44,923,973	45,016,767	45,105,830
% Change from previous Qtr.	0.2%	0.2%	0.1%	0.2%	0.2%	0.2%	0.2%
Weighted average common shares — diluted	44,917,014	44,988,655	45,118,607	44,844,469	45,294,697	45,536,473	45,699,635
% Change from previous Qtr.	0.3%	0.2%	0.3%	-0.6%	1.0%	0.5%	0.4%
EBITDA (6)	$37,727	$40,099	$40,204	$43,243	$44,092	$45,908	$46,936
% Change from previous Qtr.	1.8%	6.3%	0.3%	7.6%	2.0%	4.1%	2.2%
EBITDA margin	32.2%	33.5%	32.7%	34.5%	34.3%	35.5%	36.1%
Gains on asset related transactions	$2,124	$1,023	$397	$319	$117	$357	$416
EBITDA, as adjusted (6)	$39,851	$41,122	$40,601	$43,562	$44,209	$46,265	$47,352
% Change from previous Qtr.	5.6%	3.2%	-1.3%	7.3%	1.5%	4.7%	2.3%
EBITDA, as adjusted, margin	34.0%	34.3%	33.0%	34.8%	34.3%	35.8%	36.4%
Fees — net neutrality	$2	$188	$824	$260	$14	$39	$108

Net cash provided by operating activities	$23,514	$28,045	$28,783	$31,360	$30,179	$31,271	$31,745
% Change from previous Qtr.	-30.6%	19.3%	2.6%	9.0%	-3.8%	3.6%	1.5%
Capital expenditures	$12,249	$12,007	$10,927	$10,618	$14,905	$11,988	$12,107
% Change from previous Qtr.	70.2%	-2.0%	-9.0%	-2.8%	40.4%	-19.6%	1.0%
Principal payments on capital leases	$3,854	$2,194	$3,320	$1,833	$2,304	$3,755	$2,099
% Change from previous Qtr.	37.3%	-43.1%	51.3%	-44.8%	25.7%	63.0%	-44.1%
Dividends paid	$18,999	$19,946	$20,879	$21,833	$22,819	$23,788	$24,764
Purchases of common stock	$—	$1,829	$—	$—	$—	$—	$—
Gross Leverage Ratio	4.64	4.62	4.57	4.44	4.33	4.22	4.46
Net Leverage Ratio	2.94	2.98	3.00	2.94	2.94	2.93	2.89
Customer Connections — end of period
On-Net	54,805	57,307	59,357	61,334	63,366	65,407	67,370
% Change from previous Qtr.	3.7%	4.6%	3.6%	3.3%	3.3%	3.2%	3.0%
Off-Net	9,055	9,355	9,724	9,953	10,241	10,480	10,698
% Change from previous Qtr.	5.3%	3.1%	4.2%	2.4%	2.9%	2.3%	2.1%
Non-Core (1)	383	340	336	326	307	306	307
% Change from previous Qtr.	9.4%	-11.2%	-1.2%	-3.0%	-5.8%	-0.3%	0.3%
Total customer connections	64,243	66,982	69,417	71,613	73,194	76,193	78,375
%1 Change from previous Qtr.	3.9%	4.3%	3.6%	3.2%	3.2%	3.1%	2.9%
On-Net Buildings — end of period
Multi-Tenant office buildings	1,601	1,618	1,635	1,653	1,672	1,710	1,720
Carrier neutral data center buildings	752	767	784	800	816	837	863
Cogent data centers	53	53	53	53	53	52	52
Total on-net buildings	2,406	2,438	2,472	2,506	2,541	2,599	2,635
Square feet — multi-tenant office buildings — on-net	864,432,176	872,293,092	881,184,145	893,580,297	911,283,287	927,410,239	934,535,144
Network — end of period
Intercity route miles	57,213	57,403	57,403	57,403	57,403	57,403	57,403
Metro fiber miles	30,190	30,516	31,071	31,254	31,850	31,953	32,579

Connected networks — AS’s	5,949	5,983	6,076	6,152	6,247	6,363	6,510
Headcount — end of period
Sales force — quota bearing	432	434	444	455	432	438	453
Sales force - total	554	559	565	574	555	566	583
Total employees	900	909	919	929	908	917	938
Sales rep productivity — units per full time equivalent sales rep (“FTE”) per month	6.1	6.5	5.7	5.8	5.7	5.7	5.8
FTE — sales reps	416	410	420	429	427	413	418

(1)         Consists of legacy services of companies whose assets or businesses were acquired by Cogent, primarily including voice services (only provided in Toronto, Canada).

(2)         Network operations expense excludes equity-based compensation expense of $111, $141, $179, $173, $189, $232 and $250 in the three month periods ended March 31, 2017 through September 30, 2018, respectively.  Network operations expense includes excise taxes, including Universal Service Fund fees of $2,604, $2,672, $2,691, $2,943, $3,157, $3,108 and $3,010 in the three month periods ended March 31, 2017 through September 30, 2018, respectively.

(3)         GAAP gross profit is defined as total service revenue less network operations expense, depreciation and amortization and equity based compensation included in network operations expense.  GAAP gross margin is defined as GAAP gross profit divided by total service revenue.

(4)         Non-GAAP gross profit represents service revenue less network operations expense, excluding equity-based compensation and amounts shown separately (depreciation expense). Non-GAAP gross margin is defined as non-GAAP gross profit divided by total service revenue.  Management believes that Non-GAAP gross profit and Non-GAAP gross profit margin are relevant metrics to provide investors, as they are metrics that management uses to measure the margin available to the company after network service costs, in essence a measure of the efficiency of the Company’s network.

(5)         Excludes equity-based compensation expense of $2,536, $3,084, $3,555, $3,511, $3,595, $4,463 and $4,571 in the three month periods ended March 31, 2017 through September 30, 2018, respectively.

(6)         See schedule of non-GAAP metrics below for definitions and reconciliations to GAAP measures below.

Schedules of Non-GAAP Measures

EBITDA and EBITDA, as adjusted

EBITDA represents net cash flows from operating activities plus changes in operating assets and liabilities, cash interest expense and cash income tax expense.  Management believes the most directly comparable measure to EBITDA calculated in accordance with generally accepted accounting principles in the United States, or GAAP, is cash flows provided by operating activities. The Company also believes that EBITDA is a measure frequently used by securities analysts, investors, and other interested parties in their evaluation of issuers.  EBITDA, as adjusted, represents EBITDA plus net gains (losses) on asset related transactions.

The Company believes that EBITDA, and EBITDA, as adjusted, are useful measures of its ability to service debt, fund capital expenditures and expand its business.  EBITDA, and EBITDA, as adjusted are an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. EBITDA, and EBITDA, as adjusted are not recognized terms under GAAP and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, these metrics are not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, and changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of these metrics may also differ from the calculations performed by its competitors and other companies and as such, its utility as a comparative measure is limited.

EBITDA, and EBITDA, as adjusted, are reconciled to cash flows provided by operating activities in the table below.

($ in 000’s) — unaudited	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Net cash flows provided by operating activities	$23,514	$28,045	$28,783	$31,360	$30,179	$31,271	$31,745
Changes in operating assets and liabilities	3,192	950	721	300	2,919	2,408	4,254
Cash interest expense and income tax expense	11,021	11,104	10,700	11,583	10,994	12,229	10,937
EBITDA	$37,727	$40,099	$40,204	$43,243	$44,092	$45,908	$46,936
PLUS: Gains on asset related transactions	2,124	1,023	397	319	117	357	416
EBITDA, as adjusted	$39,851	$41,122	$40,601	$43,562	$44,209	$46,265	$47,352
EBITDA margin	32.2%	33.5%	32.7%	34.5%	34.3%	35.5%	36.1%
EBITDA, as adjusted, margin	34.0%	34.3%	33.0%	34.8%	34.3%	35.8%	36.4%

Constant currency revenue is reconciled to service revenue as reported in the tables below.

Constant currency impact on revenue changes — sequential periods

($ in 000’s) — unaudited	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Service revenue, as reported — current period	$117,203	$119,777	$122,969	$125,226	$128,706	$129,296	$130,139
Impact of foreign currencies on service revenue	195	(531)	(1,701)	16	(981)	802	613
Service revenue - as adjusted for currency impact (1)	$117,398	$119,246	$121,268	$125,242	$127,725	$130,098	$130,752
Service revenue, as reported — prior sequential period	$115,596	$117,203	$119,777	$122,969	$125,226	$128,706	$129,296
Constant currency increase	$1,802	$2,043	$1,491	$2,273	$2,499	$1,392	$1,456
Constant currency percent increase	1.6%	1.7%	1.2%	1.8%	2.0%	1.1%	1.1%

(1)         Service revenue, as adjusted for currency impact, is determined by translating the service revenue for the current period at the average foreign currency exchange rates for the prior sequential period. The Company believes that disclosing quarterly sequential revenue growth without the impact of foreign currencies on service revenue is a useful measure of sequential revenue growth. Service revenue, as adjusted for currency impact, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Constant currency impact on revenue changes — prior year periods

($ in 000’s) — unaudited	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Service revenue, as reported — current period	$117,203	$119,777	$122,969	$125,226	$128,706	$129,296	$130,139
Impact of foreign currencies on service revenue	503	743	(1,257)	(2,055)	(3,280)	(1,937)	445
Service revenue - as adjusted for currency impact (2)	$117,706	$120,520	$121,712	$123,171	$125,426	$127,359	$130,584
Service revenue, as reported — prior year period	$108,291	$109,955	$113,057	$115,596	$117,203	$119,777	$122,969
Constant currency increase	$9,415	$10,565	$8,655	$7,575	$8,223	$7,582	$7,615
Percent increase	8.7%	9.6%	7.7%	6.6%	7.0%	6.3%	6.2%

(2)         Service revenue, as adjusted for currency impact, is determined by translating the service revenue for the current period at the average foreign currency exchange rates for the comparable prior year period. The Company believes that disclosing year over year revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted for currency impact, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Non-GAAP gross profit and Non-GAAP gross margin

Non-GAAP gross profit and Non-GAAP gross margin are reconciled to GAAP gross profit and GAAP gross margin in the table below.

($ in 000’s) — unaudited	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Service revenue total	$117,203	$119,777	$122,969	$125,226	$128,706	$129,296	$130,139
Minus - Network operations expense including equity-based compensation and including depreciation and amortization expense	69,200	70,012	72,731	73,262	74,663	74,595	74,891
GAAP Gross Profit (1)	$48,003	$49,765	$50,238	$51,964	$54,043	$54,701	$55,248
Plus — Equity-based compensation — network operations expense	111	141	179	173	189	232	250
Plus — Depreciation and amortization expense	18,538	18,897	19,147	19,344	19,788	20,216	20,276
Non-GAAP Gross Profit (2)	$66,652	$68,803	$69,564	$71,481	$74,020	$75,149	$75,774
GAAP Gross Margin (1)	41.0%	41.5%	40.9%	41.5%	42.0%	42.3%	42.5%
Non-GAAP Gross Margin (2)	56.9%	57.4%	56.6%	57.1%	57.5%	58.1%	58.2%

(1)         GAAP gross profit is defined as total service revenue less network operations expense, depreciation and amortization and equity based compensation included in network operations expense.  GAAP gross margin is defined as GAAP gross profit divided by total service revenue.

(2)         Non-GAAP gross profit represents service revenue less network operations expense, excluding equity-based compensation and amounts shown separately (depreciation and amortization expense). Non-GAAP gross margin is defined as non-GAAP gross profit divided by total service revenue.  Management believes that non-GAAP gross profit and non-GAAP gross margin are relevant metrics to provide to investors, as they are metrics that management uses to measure the margin and amount available to the Company after network service costs, in essence these are measures of the efficiency of the Company’s network.

Gross and Net Leverage Ratios

Gross leverage ratio is defined as total debt divided by the trailing last 12 months EBITDA, as adjusted.  Net leverage ratio is defined as total net debt (total debt minus cash and cash equivalents) divided by the trailing last 12 months EBITDA, as adjusted.  Cogent’s gross leverage ratio and net leverage ratio at June 30, 2018 and September 30, 2018 are shown below.

($ in 000’s) — unaudited	As of June 30, 2018	As of September 30, 2018
Cash and cash equivalents	$224,282	$284,558
Debt
Capital leases — current portion	8,428	8,665
Capital leases — long term	151,439	152,954
Senior unsecured notes	189,225	189,225
Senior secured notes	375,000	445,000
Note payable	12,437	12,468
Total debt	736,529	808,312
Total net debt	512,247	523,754
Trailing 12 months EBITDA, as adjusted	174,637	181,388
Gross leverage ratio	4.22	4.46
Net leverage ratio	2.93	2.89

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange Commission’s website at www.sec.gov.

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2018 AND DECEMBER 31, 2017

(IN THOUSANDS, EXCEPT SHARE DATA)

	September 30, 2018	December 31, 2017
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$284,558	$247,011
Accounts receivable, net of allowance for doubtful accounts of $1,614 and $1,499, respectively	40,993	39,096
Prepaid expenses and other current assets	32,956	20,011
Total current assets	358,507	306,118
Property and equipment, net	381,004	381,282
Deferred tax assets	6,326	17,616
Deposits and other assets	11,482	5,572
Total assets	$757,319	$710,588

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,262	$11,592
Accrued and other current liabilities	46,728	47,947
Installment payment agreement, current portion, net of discount of $450 and $337, respectively	8,617	7,816
Current maturities, capital lease obligations	8,665	7,171
Total current liabilities	72,272	74,526
Senior secured 2022 notes, net of unamortized debt costs of $2,887 and $1,870, respectively and including premium of $1,507 and $382, respectively	443,620	373,512
Senior unsecured 2021 notes, net of unamortized debt costs of $1,625 and $2,060, respectively	187,600	187,165
Capital lease obligations, net of current maturities	152,954	150,333
Other long term liabilities	26,717	27,596
Total liabilities	883,163	813,132
Commitments and contingencies:
Stockholders’ equity:
Common stock, $0.001 par value; 75,000,000 shares authorized; 46,461,371 and 45,960,799 shares issued and outstanding, respectively	46	46
Additional paid-in capital	472,817	456,696
Accumulated other comprehensive income — foreign currency translation	(8,672)	(4,600)
Accumulated deficit	(590,035)	(554,686)
Total stockholders’ deficit	(125,844)	(102,544)
Total liabilities and stockholders’ deficit	$757,319	$710,588

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018 AND SEPTEMBER 30, 2017

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017
	(Unaudited)	(Unaudited)
Service revenue	$130,139	$122,969
Operating expenses:
Network operations (including $250 and $179 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	54,615	53,584
Selling, general, and administrative (including $4,571 and $3,555 of equity-based compensation expense, respectively)	33,409	32,915
Depreciation and amortization	20,276	19,147
Total operating expenses	108,300	105,646
Gains on equipment transactions	416	397
Operating income	22,255	17,720
Interest income and other, net	1,937	1,632
Interest expense	(12,767)	(12,266)
Income before income taxes	11,425	7,086
Income tax provision	(3,194)	(3,436)
Net income	$8,231	$3,650

Comprehensive income:
Net income	$8,231	$3,650
Foreign currency translation adjustment	(485)	3,790
Comprehensive income	$7,746	$7,440

Net income per common share:
Basic and diluted net income per common share	$0.18	$0.08

Dividends declared per common share	$0.54	$0.46

Weighted-average common shares - basic	45,105,830	44,767,163

Weighted-average common shares - diluted	45,699,635	45,118,607

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018 AND SEPTEMBER 30, 2017

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017
	(Unaudited)	(Unaudited)
Service revenue	$388,144	$359,949
Operating expenses:
Network operations (including $671 and $431 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	163,868	155,362
Selling, general, and administrative (including $12,629 and $9,175 of equity-based compensation expense, respectively)	100,637	96,165
Depreciation and amortization	60,280	56,583
Total operating expenses	324,785	308,110
Gains on equipment transactions	891	3,543
Operating income	64,250	55,382
Interest income and other, net	3,817	3,502
Interest expense	(37,547)	(36,245)
Income before income taxes	30,520	22,639
Income tax provision	(8,953)	(10,536)
Net income	$21,567	$12,103

Comprehensive income:
Net income	$21,567	$12,103
Foreign currency translation adjustment	(4,072)	11,281
Comprehensive income	$17,495	$23,384

Net income per common share:
Basic net income per common share	$0.48	$0.27
Diluted net income per common share	$0.47	$0.27

Dividends declared per common share	$1.56	$1.32

Weighted-average common shares - basic	45,096,472	44,787,067

Weighted-average common shares - diluted	45,591,217	45,083,765

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018 AND SEPTEMBER 30, 2017

(IN THOUSANDS)

	Three months Ended September 30, 2018	Three months Ended September 30, 2017
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$8,231	$3,650
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,276	19,148
Amortization of debt discount and premium	375	332
Equity-based compensation expense (net of amounts capitalized)	4,821	3,734
Gains — equipment transactions and other, net	(288)	(766)
Deferred income taxes	2,712	3,209
Changes in operating assets and liabilities:
Accounts receivable	(1,539)	(3,976)
Prepaid expenses and other current assets	(32)	1,845
Accounts payable, accrued liabilities and other long-term liabilities	(3,055)	673
Deposits and other assets	244	934
Net cash provided by operating activities	31,745	28,783
Cash flows from investing activities:
Purchases of property and equipment	(12,107)	(10,927)
Net cash used in investing activities	(12,107)	(10,927)
Cash flows from financing activities:
Dividends paid	(24,764)	(20,879)
Net proceeds from issuance of 2022 secured notes — net of debt costs of $1,363	69,862	—
Proceeds from exercises of stock options	518	433
Principal payments on installment payment agreement	(2,634)	(1,232)
Principal payments of capital lease obligations	(2,099)	(3,320)
Net cash provided by (used in) financing activities	40,883	(24,998)
Effect of exchange rates changes on cash	(245)	1,415
Net increase (decrease) in cash and cash equivalents	60,276	(5,727)
Cash and cash equivalents, beginning of period	224,282	256,492
Cash and cash equivalents, end of period	$284,558	$250,765

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018 AND SEPTEMBER 30, 2017

(IN THOUSANDS)

	Nine months Ended September 30, 2018	Nine months Ended September 30, 2017
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$21,567	$12,103
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	60,280	56,583
Amortization of debt discount and premium	1,126	899
Equity-based compensation expense (net of amounts capitalized)	13,300	9,606
Gains — equipment transactions and other, net	(727)	(4,394)
Deferred income taxes	7,527	9,835
Changes in operating assets and liabilities:
Accounts receivable	(2,280)	(4,317)
Prepaid expenses and other current assets	(663)	645
Accounts payable, accrued liabilities and other long-term liabilities	(5,473)	(1,411)
Deposits and other assets	(1,462)	793
Net cash provided by operating activities	93,195	80,342
Cash flows from investing activities:
Purchases of property and equipment	(39,000)	(35,183)
Net cash used in investing activities	(39,000)	(35,183)
Cash flows from financing activities:
Dividends paid	(71,371)	(59,824)
Net proceeds from issuance of 2022 secured notes — net of debt costs of $1,363	69,862	—
Purchases of common stock	—	(1,829)
Proceeds from exercises of stock options	1,520	919
Principal payments on installment payment agreement	(6,888)	(2,183)
Principal payments of capital lease obligations	(8,158)	(9,368)
Net cash used in financing activities	(15,035)	(72,285)
Effect of exchange rates changes on cash	(1,613)	3,572
Net increase (decrease) in cash and cash equivalents	37,547	(23,554)
Cash and cash equivalents, beginning of period	247,011	274,319
Cash and cash equivalents, end of period	$284,558	$250,765

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions.  The statements in this release are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  Numerous factors could cause or contribute to such differences, including future economic instability in the global economy or a contraction of the capital markets which could affect spending on Internet services and our ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to USD and Canadian dollar to USD exchange rates) on the translation of our non-USD denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the US Universal Service Fund on the basis of our Internet revenue; changes in government policy and/or regulation, including net neutrality rules  by the United States Federal Communications Commission and in the area of data protection; increasing competition leading to lower prices for our services;

our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; the management of network failures and/or disruptions; and outcomes in litigation as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our report on Form 10-Q  for the quarter ended September 30, 2018 to be filed with the Securities and Exchange Commission. Cogent undertakes no duty to update any forward-looking statement or any information contained in this press release or in other public disclosures at any time.

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